Ameritas Life Insurance Corp.
                               ("Ameritas Life")

                      Ameritas Variable Separate Account V
                    Ameritas Variable Separate Account VA-2
                              ("Separate Account")

                                 Supplement to:
                   Corporate Benefit VUL, Overture Applause!,
           Overture Applause! II, Overture Bravo!, Overture Encore!,
                              Overture Life SPVUL,
                Overture Annuity, and Overture Annuity III-Plus
                         Prospectuses Dated May 1, 2007

                      Overture Ovation! and Protector hVUL
                         Prospectuses Dated May 1, 2008

                   Overture Annuity II, Overture Annuity III,
                    Overture Accent!, and Overture Acclaim!
                      Prospectuses Dated September 1, 2009

                         Medley! and Overture Medley(R)
                         Prospectuses Dated May 1, 2013

                         Supplement Dated July 15, 2013


At its April board meeting, the Board of Trustees of the MFS(R) Strategic Income Series, a series of MFS Variable Insurance Trust (the "Target Fund") approved the proposed reorganization of the Target Fund into the MFS(R) Strategic Income Portfolio, a series of MFS(R) Variable Insurance Trust II (the "Acquiring Fund"). The proposed reorganization provides for the transfer of assets to and the assumption of liabilities of the Target Fund by the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the distribution of Acquiring Fund shares to the shareholders of the Target Fund in complete liquidation and termination of the Target Fund. The proposed reorganization is subject to approval by the shareholders of the Target Fund at a Special Meeting of Shareholders expected to be held on August 8, 2013. Proxies for the reorganization were filed with the SEC. If shareholders approve the reorganization, the reorganization will occur on or around August 16, 2013 (the "Effective Date"). At that time, Ameritas Life Policy Owners who are invested in the Subaccount corresponding to the Target Fund will become invested in the Subaccount corresponding to the Acquiring Fund. Specifically, such Policy Owners will receive units of the Subaccount investing in the Initial Class shares of the Acquiring Fund equal to the value of their units of the Subaccount investing in the Initial Class shares of the Target Fund.

As of the Effective Date, Ameritas Life will add the Acquiring Fund subaccount investment option to your Policy and will add the following information to your prospectus to describe the underlying portfolio for the investment option.

1. The list of variable investment options will be revised to include MFS(R) Strategic Income Portfolio, Initial Class.

------------------------------------------------  --------------------------------------------------
                   FUND NAME                                      INVESTMENT ADVISER
Portfolio Name - Subadviser(s)                    Portfolio Type / Summary of Investment Objective
------------------------------------------------  --------------------------------------------------
       MFS(R) Variable Insurance Trust II             Massachusetts Financial Services Company
------------------------------------------------  --------------------------------------------------
MFS(R) Strategic Income Portfolio, Initial Class  Seeks total return with an emphasis on high current income, but also considering capital
                                                  appreciation.
------------------------------------------------  --------------------------------------------------

2. In the prospectus for Overture Medley (R), the table of PORTFOLIO COMPANY OPERATING EXPENSES for the year ended December 31, 2012 will be revised to include the following:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Total
                                                                                                                       Expenses
                                                                           Acquired                     Waivers         after
                                                                          Fund Fees        Total          and          Waivers
o  Subaccount's underlying               Management    12b-1     Other       and         Portfolio     Reductions        and
   Portfolio Name *                         Fees       Fees      Fees     Expenses**       Fees       (Recoupment)    Reductions,
                                                                                                                        if any
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT II, Initial Class
Strategic Income                         0.70%              -    0.32%       0.01%         1.03%             -          1.03%(1)
------------------------------------------------------------------------------------------------------------------------------------

MFS (1) Massachusetts Financial Services company has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity, and fees and expenses associated with investments in investment companies and other similar investment vehicles), such that "Total Portfolio Fees" do not exceed 0.90% of the fund's average daily net assets annually. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2014.
* Short cites are used in this list. The INVESTMENT OPTIONS section uses complete Portfolio names.
** Some portfolios invest in other investment companies (the "acquired portfolios"). In these instances, portfolio shareholders indirectly bear the fees and expenses of the acquired portfolios.

In addition, at the time of the reorganization, your Policy prospectus is revised by deleting all mention of the MFS(R) Variable Insurance Trust Strategic Income Series, Initial Class. For more information, please refer to the prospectus of the Acquiring Fund.

All other provisions of your Policy will remain as stated in your Policy and prospectus as previously supplemented.

       Please retain this Supplement with the current prospectus for your variable Policy issued by Ameritas Life Insurance Corp.

            If you do not have a current prospectus, please contact
                        Ameritas Life at 1-800-745-1112.